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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2003

                         Commission File Number 1-14959

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)


         Wisconsin                                      39-0971239
  (State of Incorporation)                  (IRS Employer Identification No.)


                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)


                                 (414) 358-6600
                         (Registrant's Telephone Number)





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Item 7.  Financial Statements and Exhibits.

(c) Exhibits
--------

This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

Exhibit No.    Description
-----------    ----------------

99.1           Press Release of Brady Corporation, dated February 14, 2003.

Item 12. Results of Operations and Financial Condition.

On February 14, 2003, Brady Corporation issued a press release announcing its fiscal 2003 second quarter financial results. A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by Brady Corporation as to the materiality of any information in this report that is required to be disclosed solely by Item 12. Brady Corporation does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of February 14, 2003 and may change thereafter.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BRADY CORPORATION



Date: February 21, 2003                          /s/ David W. Schroeder
                                                 --------------------------
                                                 David W. Schroeder
                                                 Senior Vice President &
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    ---------------

   99.1        Press Release of Brady Corporation, dated February 14, 2003.


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